UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549
________________________________

FORM 8-K
____________________________

CURRENT REPORT

Pursuant to Section 13 of 15(D) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2014
________________________________

NAS Acquisition, Inc.
 (Exact Name of registrant in its charter)

Nevada	6770	47-1169948
(State or jurisdiction of incorporation	(Primary Standard Industrial	(I.R.S. Employer
or organization)	Classification Code Number)	Identification No.)

5881 NW 151 ST. Suite 216
Miami Lakes, FL 33014
(Address of Principal Executive Offices) (Zip Code)

954-362-7598
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

On November 26, 2014, NAS Acquisition , Inc. (“NAS” or the “Company”) issued a press release which announced the following:

NAS Acquisition, Inc. ("NAS" or the "Company") a publicly reporting company, announced that the Company has signed a letter of intent with Boynton Beach based On the Move Corporation ("On the Move") to enter into a share exchange and plan of reorganization that will result in On the Move shareholders owning 98 percent of the outstanding shares of common stock and all shares of the preferred stock of the reorganized Company. The transaction is subject to the execution of definitive documents, an effective registration statement with the SEC and the reconfirmation of investors in the Company's offering and approval of the Company's shareholders. After the transaction is closed, expected sometime in early 2015, the Company anticipates initiating all the necessary steps to commence public trading of its common stock, including, but not limited to the filing of a FINRA Form 15c2-11.

On the Move Corporation was founded in 2014 to engage in the acquisition of convenience stores in the State of Florida under the On the Move brand. It currently owns and operates five retail outlets in Lake, Orange and Palm Beach county, Florida. Its stores offer a selection of food, including national chains such as Dunkin Donuts, Subway, GodFathers Pizza, sandwiches; beverage and tobacco products; health and beauty aids; automotive products; and other nonfood items. In addition, it is involved in the retail sale of gasoline or gasohol on a self-service basis. On the move intends to acquire additional convenience stores in Florida because it believes the State of Florida offers the greatest opportunity for growth and expansion over the next 20 years. Currently the State of Florida consumes over 12 billion gallons of gas on an annual basis and grows by 1000 new residents each day.

This current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements, other than statements of historical fact, made in this Current Report on Form 8-K are forward looking and subject to change.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond the Company’s control, which may cause actual results and events to differ materially from those indicated in the forward-looking statements. Additional information concerning other factors is contained under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in NAS’s filing on Form S-1/A10 and any subsequent Forms filed with the Securities and Exchange Commission, which are incorporated by reference.  NAS undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

Item 9.01 Financial Statements and Exhibits

Exhibits

Number	Description

99.1	Press Release

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2014
NAS Acquisition, Inc.

By: /s/ Miguel Dotres
Miguel Dotres President, Secretary and Director Chief Executive Officer